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THIRD QUARTER REPORT
SEPTEMBER 30, 2000

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        Our cover icon represents the  underpinnings  of Gabelli.  The
        Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an
        increasingly   complex,   interconnected   and  interdependent
        economic world.

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ALABAMA  ALASKA  ARIZONA  ARKANSAS  CALIFORNIA  COLORADO  CONNECTICUT   DELAWARE
FLORIDA GEORGIA  HAWAII   IDAHO    ILLINOIS  INDIANA   IOWA   KANSAS    KENTUCKY
LOUISIANA   MAINE  MARYLAND   MASSACHUSETTS   MICHIGAN   MINNESOTA   MISSISSIPPI
MISSOURI   MONTANA   NEBRASKA  NEVADA   NEW HAMPSHIRE    NEW JERSEY   NEW MEXICO
NEW YORK    N. CAROLINA    N. DAKOTA    OHIO   OKLAHOMA    OREGON   PENNSYLVANIA
RHODE ISLAND   S.CAROLINA  S. DAKOTA   TENNESSEE  TEXAS UTAH   VERMONT  VIRGINIA
WEST VIRGINIA   WASHINGTON   WISCONSIN   WYOMING

        INVESTMENT OBJECTIVE:

        The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Declining market interest rates (bond yields), a quiescent Federal Reserve, and reasonable second quarter earnings spawned a late summer rally, temporarily putting the Standard & Poor's 500 and Nasdaq Composite Indices into positive performance territory for the year. However, stocks retreated in September as higher oil prices, the plummeting Euro, and third quarter earnings jitters eroded investor confidence. The Dow Jones Industrial Average ("DJIA") managed a slight gain for the third quarter, but the S&P 500 and Nasdaq Composite Indices closed with losses.

      Buoyed by deals for a handful of portfolio companies, a strong rebound in aerospace stocks, and generally positive performance from our utility holdings, our Equity Trust was essentially unchanged for the quarter.

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INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2000, The Gabelli Equity Trust's (the "Equity Trust") net asset value ("NAV") slipped 0.73% after adjusting for the reinvestment of the $0.27 per share distribution paid on September 25, 2000. The Standard & Poor's ("S&P") 500 Index and the Nasdaq Composite Index declined 0.97% and 7.35%, respectively, while the Value Line Composite and Russell 2000 Indices rose 6.40% and 1.11%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance.

      The Equity Trust was up 15.94% over the trailing twelve-month period after adjusting for the reinvestment of the $1.17 per share in distributions. The S&P 500, Nasdaq Composite, Value Line Composite and Russell 2000 Indices rose
13.27%, 33.99%, 17.59% and 23.39%, respectively, over the same twelve-month period.

      For the ten-year period ended September 30, 2000, the Equity Trust's total return averaged 15.51% annually, including reinvestments of $14.11 per share in distributions, versus average annual returns of 19.42%, 26.67%, 17.45% and 16.93% for the S&P 500, Nasdaq Composite, Value Line Composite and Russell 2000 Indices, respectively. Since inception on August 21, 1986 through September 30, 2000, the Equity Trust had a cumulative total return of 550.19%, including reinvestments of $18.09 per share in distributions, which equates to an average annual total return of 14.17%.

--------------------------------------------------------------------------------

                   AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2000
                   -------------------------------------------
                                                   NAV Average           Average Annual
                                                   Annual Return      Investment Return (A)
                                                   -------------      ---------------------
   1 Year .......................................      15.94%                12.45%
   5 Year .......................................      15.08%                16.71%
   10 Year ......................................      15.51%                16.77%
   Life of Fund (SINCE AUGUST 21, 1986) .........      14.17%                13.48%
   (A) BASED ON INITIAL OFFERING PRICE OF $10.00
--------------------------------------------------------------------------------

      The Equity Trust's common shares ended the third quarter at $11.50 per share on the New York Stock Exchange, a decline of 3.45% for the third quarter. The Equity Trust's common shares rose 12.45% over the trailing twelve-month period after adjusting for all distributions.

RIGHTS OFFERING

      Your Board of Directors has recently announced a transferable rights offering. The Equity Trust will be offering shareholders one transferable right for each share of common stock held as of the record date. Six rights will be required to purchase one additional share at a discounted price to net asset value and free of commission. Shareholders who fully exercise their primary subscription rights may oversubscribe for any additional amount of shares they wish. These oversubscription shares will be distributed based on a pro-rata allocation formula. Shareholders will be mailed a notice of the rights offering approximately ten days prior to the record date of the offering.

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[PYRAMID TEXT AS FOLLOWS:]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

WHAT'S RIGHT ABOUT RIGHTS

      To raise additional capital, rights offerings have historically been a fair and efficient method. This method is widely used in England. A traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price. We will discuss some of the basic issues of rights offerings and how they relate to the Trust in a question and answer format below.

RIGHTS OFFERING--Q&A

Q:  WHAT ARE RIGHTS?

      Rights are privileges granted to existing shareholders of a corporation (in our case the Equity Trust) to subscribe to shares of a new issue of common stock. These rights represent short-term options granted by the corporation which the shareholder has the option of exercising.

Q:  WHAT IS THE HISTORY OF RIGHTS OFFERINGS?

      Rights offerings have been used in Europe since the late 17th century following the commencement of the London Stock Exchange. In England, rights offerings are commonplace and represent an integral part of its capital markets and are well-regarded by shareholders. While underwritten public offerings have been the preferred method of raising capital in the U.S., rights offerings have become more understood and more widely used. Today, rights offerings are even more common in the U.S. and we expect that their frequency and effectiveness will increase.

Q:  WHAT IS A RIGHTS OFFERING AS IT RELATES TO CLOSED-END FUNDS?

      A rights offering is an opportunity for shareholders to purchase additional shares of a publicly traded company or mutual fund at a specified price--the "subscription price"--with a nominal commission. To attract shareholder interest, the subscription price is set at a discount to the current market price. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy what is not subscribed for.

Q:  WHAT ARE TRANSFERABLE RIGHTS VERSUS NON-TRANSFERABLE RIGHTS?

      Non-transferable rights have no value other than that they may be exercised and are not tradable on any exchange.

      Transferable rights may trade on an exchange and afford the non-subscribing shareholder the option of selling their rights on the exchange or through the transfer agent. Selling the rights allows a non-subscribing shareholder to recoup much of the dilution that would otherwise occur. A non-transferable rights offering does not permit such an offset so that non-subscribing shareholders would experience full dilution.

Q:  HOW IS A RIGHTS OFFERING BENEFICIAL TO SHAREHOLDERS?

      The Equity Trust shareholder benefits from the opportunity to purchase additional shares with no commission if shares are held directly with the Trust or, in some instances, with a nominal charge from their broker. Thus, an investor is able to put more financial assets to work in an investment discipline in which she or he believes and which has performed well over an extended period of time. The additional capital that is raised by the Trust is used to position the portfolio to more fully take advantage of new investment opportunities. Increasing the asset size of the Trust may also result in lowering the Trust's expenses as a percentage of average net assets.

Q: HOW IS THE EQUITY TRUST'S RIGHTS OFFERING BETTER THAN OTHER RIGHTS  OFFERINGS
   BY CLOSED-END FUNDS?

      There are two types of rights offerings a closed-end fund may use to raise additional capital: the direct offering method and the firm-underwritten method. The Equity Trust is utilizing a direct offering method to realize the relative cost advantages associated with this method as compared to a firm-underwritten method. A direct offering avoids costly underwriting and distribution services that lessen shareholder value.

Q:  WHAT IF MY TOTAL NUMBER OF RIGHTS IS NOT EVENLY DIVISIBLE BY SIX?

      The Trust will automatically round up shareholders' rights so that the total number of rights a shareholder is granted is evenly divisible by six.

Q:  ARE THE SHAREHOLDERS IN FAVOR OF RIGHTS OFFERINGS?

      We have received numerous requests from the shareholders of the Trust for rights offerings. Our shareholders have been overwhelmingly in favor of rights offerings and look forward to future ones. This interest was evidenced by the oversubscribed rights offerings that the Equity Trust had in 1991, 1992, 1993 and 1995, as well as the Gabelli Multimedia Trust's (which was spun-off from the Equity Trust in 1994) oversubscribed rights offerings in 1995 and 2000. This interest was further confirmed with the response to the Gabelli Equity Trust shareholder vote in 1993 in which shareholders voted 90% in favor to provide rights offerings.

Q:  WHY DO MEMBERS OF THE NEWS MEDIA SAY THAT A RIGHTS OFFERING IS DILUTIVE?

      Dilution is experienced by shareholders who do not fully exercise their rights. The dilution is the result of issuing new shares below the then current net asset value. This causes the number of shares outstanding to increase at a percentage rate greater than the increase in the Trust's assets. To avoid dilution, a shareholder should fully subscribe to all shares made available based on the subscription ratio. If a shareholder does not exercise his or her rights, and sells the rights at their intrinsic value, the shareholder will not experience dilution. However, a failure to sell rights or a sale below intrinsic value will result in dilution.

Q.  HOW DID THE TRUST FARE IN ITS PREVIOUS RIGHTS OFFERING?

      This will be the fifth rights offering for our Trust. The following compares the total subscriptions received with the amount sought for the previous rights offerings:

                                  AMOUNT                    SUBSCRIPTIONS
                                  SOUGHT                      RECEIVED
      YEAR                     ($ MILLIONS)                 ($ MILLIONS)
      ----                      ----------                   ----------
      1991                          $63                         $136
      1992                          $76                         $160
      1993                          $93                         $176
      1995                         $119                         $200

Q. WERE SHAREHOLDERS ABLE TO SELL THEIR RIGHTS IN THE PAST RIGHTS OFFERING?

      Registered shareholders of the Equity Trust had the option of selling all or a portion of their rights by designating this desire on the Subscription Certificate which accompanied the Prospectus. The certificate must have been returned to State Street Bank and Trust Company by the end of the offering period at the designated address.

      Those who held shares through a broker could simply have made the broker aware of their desire to sell or exercise the rights. The broker should fulfill the remainder of the order.

Q.  WHAT WERE THE TRANSACTION COSTS ON THE SALE OF THE EQUITY TRUST RIGHTS?

      Equity Trust rights were sold through State Street Bank and Trust with no fees and only a nominal commission; however, certain brokerage firms may have charged a transaction fee to sell rights.

COMMENTARY

THE FIVE E'S

      In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

ENERGY

      The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as "the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

      We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

                              EURO VS. U.S. DOLLAR

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.]

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070

      In January 1999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

      The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

      A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.

THE ECONOMY

      Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U.S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

      The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

      Relatively high equity valuations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

      After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

      Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

INVESTMENT SCOREBOARD--THE ENVELOPE PLEASE

      Each quarter, we give out Oscars to the portfolio's top performers. Often these Oscars go to companies making their last independent films (takeovers). This quarter, Dexter Corp., which is being purchased in part by Invitrogen; Sybron Chemicals, which is selling out to Germany's Bayer; and old friend Chris-Craft, which will become part of the News Corp. empire, get the awards.

      Other outstanding performers in the financial services category include Lehman Brothers, which we believe will attract a larger corporate suitor as consolidation in the industry continues, Allstate, and Bank One. In the aerospace and aerospace component field, the winners are Fairchild, Northrop Grumman, and Precision Castparts. Utility holdings AGL Resources, El Paso Electric, and Energy East Corp. enjoyed good reviews this quarter.

      We also recognize each quarter's biggest box office busts. Telecommunications companies such as Sprint and Sprint PCS Group, which were hobbled by antitrust issues, and Nextel failed at the box office. All were previous portfolio stars, which we believe will be applauded again in the year ahead. Food companies H.J. Heinz and Kellogg also proved unappetizing to investors this quarter.

TMT

      Technology, media, and telecommunications ("TMT") stocks produced exceptional returns in 1997-99. This year, media and telecommunications stocks languished. This is partially the result of good old-fashioned profit taking in stocks that had delivered spectacular returns and momentum investors were dumping.

      However, there are other factors that have temporarily soured investors on media and telecommunication stocks. Consolidation has slowed as regulators here and abroad are redefining "competitive" standards. European regulators rejected Time Warner's proposed acquisition of European recorded music powerhouse EMI. The WorldCom/Sprint merger was derailed by U.S. regulators. U.S. antitrust authorities are taking a hard look at the Time Warner/AOL deal. These actions have put potential international telecommunications acquirers such as Deutsche Telekom temporarily on hold. Smaller deals without antitrust implications are being completed. However, these smaller deals do not generate the kind of headlines that captivate investors. Is this the start of a global regulatory backlash? We do not think so. Consolidation in these industries makes economic sense in a truly global marketplace.

      The constricted capital markets are also causing disruption. As a result of the "dot.com" stock massacre, the new issue market appears to be closed for the season and venture capital firms have pulled in their horns. Internet start-ups are not the only companies being hurt. Promising young media and telecommunications companies are just not going to be able to survive without being able to tap the equity or venture capital markets for cash infusions. These cash-burn casualties will be absorbed by larger entities at rock-bottom prices, indiscriminately depressing asset values for more worthy competitors. For example, Time Warner Telecom scooped up bankrupt competitive local exchange carrier ("CLEC") GST Telecommunications at a fire sale price. Shortly thereafter, virtually every CLEC stock got shelled.

      Media and telecommunications companies do face serious challenges in the years ahead. Not all will be up to the task. The Internet is the competitive tool of the future, but not all media companies will make a successful transition into the online world. This will be a particularly tough hurdle for print media companies without a well-planned Internet strategy. The long distance telephony market is besieged by cutthroat competition and pricing. This will likely continue for the foreseeable future as margins and earnings are sacrificed on the altar of market share. Technology will bring new entrants and established companies will have to fight vigorously to preserve their franchises.

      All things considered, how do we feel about the media and telecommunications stocks that have rewarded us so generously over the past several years, but performed so poorly in 2000? Just fine thank you. There are going to be winners and losers in these rapidly changing industries. Risk and reward always go hand in hand. Going forward, stock selection remains the key to making money in these dynamic industries. The silver lining in the cloud overhanging the media and telecommunications groups is that we now have more value oriented opportunities to choose from. We believe if we do our analysis, we can identify many of the companies that will prosper while avoiding most of those that will fail. A solid stock picking batting average in these groups should produce attractive long-term returns.

A MEDIA BASTILLE DAY?

      In recent years, regulatory barricades in the media industry have been coming down. Television and radio station cross-ownership barriers have fallen and broadcast companies have been allowed to substantially expand their national footprints. But, there are still walls preventing media companies from realizing their full potential. Media companies are not permitted to own television stations and newspapers in the same market. Broadcasters and cable television companies still have onerous and unnecessary restrictions on the number of customers they can service. We believe as the Internet Age unfolds--making information and entertainment instantly available to an increasing percentage of the American public--media companies will be liberated from largely unnecessary restrictions. Federal Communications Commission ("FCC") Chairman William Kennard is retiring after the election. The new FCC boss, whether a Democrat or a Republican, may promote more market oriented regulation. Eventually, common sense and economic realities will rise above politics, and media companies will be unshackled. Our portfolio is well positioned to celebrate a Bastille Day for the media industry. Content will again be King--just as Cash is again King.

SPECTRUM

      America is well behind the rest of the developed world in building state-of-the-art wireless communications systems. One of the reasons is that the FCC has kept tight control over the transmission spectrum needed to fully develop wireless networks. Broadcasters have been allocated large chunks of spectrum to be used to deliver high definition television ("HDTV"). It now appears that the demand for HDTV will fall well short of previous expectations. Currently, there is a debate over whether the FCC should retake control of this spectrum or allow broadcasters to sell it on the open market. We think the latter option makes more sense. This is a win/win situation. Broadcasters could make a bundle by auctioning off spectrum and wireless communications companies would be able to acquire the spectrum they need to further develop their systems.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BESTFOODS  INC.  (BFO - $72.75 - NYSE)  agreed to a sweetened  buyout offer from
Unilever (UN - $48.25 - NYSE) of $73 per share in cash, or $24.3 billion including assumed debt. The merger will create the world's largest food company. The transaction is conditioned on the approvals of BFO and UN shareholders and regulatory approvals, including the European Union and United States antitrust clearance. The deal is not contingent upon financing. It is expected to close in the fourth quarter of 2000. The acquisition adds such well-known brands to UN's portfolio as Entenmann's baked goods and Hellmann's mayonnaise. It will be accretive to UN's cash earnings per share in the first full year of operation, resulting in cost savings of about $750 million annually. The hostile-turned-friendly deal is Unilever's third notable food acquisition in past months, as it recently acquired SlimFast diet foods and Ben & Jerry's ice cream for $2.6 billion.

CABLEVISION SYSTEMS CORP. (CVC - $66.3125 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market--New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CARTER-WALLACE INC. (CAR - $24.4375 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $82.375 - NYSE), through its 80% ownership of BHC Communications (BHC - $157.375 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $147.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

DEUTSCHE BANK AG (DBKG.F - $82.95 - FRANKFURT STOCK EXCHANGE) is the leading publicly quoted bank in Germany. The bank is organized into five self-contained Group Divisions providing services and products to over seven million customers--retail and private banking, corporate and real estate, Global
Corporates and Institutions, Asset Management and Global Technology and Services. Deutsche Bank has a strong market position in Germany, and is expanding throughout Europe--it is now the biggest foreign bank in Italy and Spain. Deutsche Bank's presence in the U.S. has been expanded by the acquisition of Bankers Trust.

DONALDSON, LUFKIN & JENRETTE INC. (DLJ - $89.4375 - NYSE) was acquired by Credit Suisse Group for $13.4 billion in cash and stock on November 2. DLJ shareholders received $90 per share. Credit Suisse paid DLJ's parent, French insurer Axa SA, $8.14 billion in cash and stock. All other shareholders got cash. Credit Suisse has spent about $12 billion the past three years to expand in insurance, money management, and securities. The purchase of DLJ, which generates four-fifths of its profit in the U.S., will strengthen the Credit Suisse First Boston investment bank's telecommunications and junk-bond businesses.

LIBERTY CORP. (LC - $34.625 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review. In June, Liberty announced it would sell its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to fifteen.

LIBERTY MEDIA GROUP (LMG'A - $18.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NAVISTAR INTERNATIONAL CORP. (NAV - $29.9375 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[REGISTRATION MARK] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[REGISTRATION MARK] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $15.75 - NYSE) is the holding company of Niagara Mohawk Power Corporation, which is primarily a regulated electric and gas utility, and Opinac North America, which is mainly involved in unregulated activities in the energy business. Niagara Mohawk provides electric service, and sells, distributes, and transports natural gas to approximately 1.6 million electric and 540,000 gas customers in areas of central, northern and western New York State. On September 5, National Grid Group plc (NGG - $43.125 - NYSE) signed a merger agreement to acquire Niagara Mohawk in exchange for a combination of American Depositary Shares (ADSs) and cash. Niagara Mohawk is National Grid's third U.S. acquisition, after New England Electric System and Eastern Utilities Association. The combination will create the ninth largest electric utility in the U.S. with an electric customer base of approximately 3.3 million, and National Grid will own and operate the most extensive transmission network (by miles) and be the second largest distribution business (by power delivered) in the New England/New York market.

SEAGRAM CO. (VO - $57.4375 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.9375 - Nasdaq). On June 20th, Seagram agreed to merge with French companies Vivendi and Canal Plus, creating a fully integrated global media and communications company for the wired and wireless world.

TELECOM ITALIA SPA (TIT.MI - $10.62 - MILAN STOCK EXCHANGE; TI - $105.00 - NYSE) is the principal provider of domestic and international telecommunications services in Italy. Telecom Italia is also the seventh largest fixed telecommunications operator in Europe, as well as the largest mobile operator in Europe, through its 53% held subsidiary, Telecom Italia Mobile. In addition, Telecom Italia also provides leased lines, data communications services, satellite communications services and the development and manufacture of telecommunications equipment and networks.

TELEPHONE & DATA SYSTEMS INC. (TDS - $110.70 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $70.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.0625 - Nasdaq), TDS now owns 35.6 million shares of VSTR valued at over $4.0 billion. VSTR is in the process of being acquired by Deutsche Telekom (DT - $34.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

TIME WARNER INC. (TWX - $78.25 - NYSE) is the global leader in media and entertainment, with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax, and Time magazine. Under the terms of a definitive agreement approved by the boards of both companies, Time Warner and America Online (AOL - $53.75 - NYSE) have agreed to merge in an all-stock combination, creating a global new- media powerhouse for the 21st century.

UNITED TELEVISION INC. (UTVI - $147.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $82.375 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $157.375 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

USA NETWORKS INC. (USAI - $21.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

WHITMAN CORP. (WH - $11.5625 - NYSE), through its principal operating company, Pepsi-Cola General Bottlers Inc., manufactures, packages, sells and distributes carbonated and non-carbonated Pepsi-Cola beverages as well as a variety of other non-alcoholic beverages in the United States and Central Europe. Pepsi General serves a significant portion of a ten state region, primarily in the Midwest, with a population of approximately 35 million people. In addition, Pepsi General serves territories in Poland, Hungary, the Czech Republic and the Republic of Slovakia. Pepsi General's three largest brands in terms of volume are Pepsi-Cola, Diet Pepsi and Mountain Dew.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Equity Trust continues to adhere to its 10% Distribution Policy whereby the Equity Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on September 25, 2000. The next distribution is scheduled for December 2000.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK--DIVIDENDS

      The Equity Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on September 26, 2000 of $0.453125 per share. For the twelve-months ended September 30, 2000, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2000.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The market has behaved like a swimmer in distress in the third quarter of 2000. Every time stocks struggled to the surface, they were pulled back under the waves. As we write, stocks are sinking under the weight of higher oil prices, the weak Euro, and earnings uncertainties. Moderation in oil prices, a firmer Euro, and solid third quarter earnings would provide a lifeline for stocks. We will not speculate on the near term prospects for the market. We will simply continue to practice our time tested investment strategy of buying quality companies at discount prices. Over the long term, we remain confident this will produce attractive returns.

                                          Sincerely,

                                          /S/ SIGNATURE

                                          MARIO J. GABELLI, CFA
                                          President and Chief Investment Officer

November 14, 2000

     -----------------------------------------------------------------------
                              TOP TEN HOLDINGS
                             SEPTEMBER 30, 2000
                             ------------------
     Chris-Craft Industries Inc.            Liberty Media Group
     Viacom Inc.                            Donaldson, Lufkin &Jenrette Inc.
     Telephone & Data Systems Inc.          Time Warner Inc.
     United Television Inc.                 Bestfoods Inc.
     Cablevision Systems Corp.              Telecom Italia SpA
     -----------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                        QUARTER ENDED SEPTEMBER 30, 2000
                                   (UNAUDITED)

                                                                 OWNERSHIP AT
                                                                 SEPTEMBER 30,
                                                      SHARES         2000
                                                     --------    -------------

NET PURCHASES
COMMON STOCKS
Albertson's Inc. ...............................         5,000       200,000
ANC Rental Corp. (a) ...........................        60,000        60,000
Archer-Daniels-Midland Co. (b) .................       129,500       829,500
AT&T Wireless Group ............................        40,000        50,000
AutoNation Inc. (a) ............................        40,000       400,000
Aventis SA .....................................        10,000        10,000
Bank of Ireland, London ........................        15,000        15,000
Bestfoods Inc. .................................        90,000       300,000
Borg Warner Automotive Inc. ....................           500        25,802
BAE Systems plc ................................       100,000       100,000
Cablevision Systems Corp., Cl. A ...............         5,000       520,000
Capcom Co. Ltd. ................................        10,000        10,000
Cheung Kong (Holdings) Ltd. ....................        25,000        75,000
Christian Dior SA (c) ..........................        32,250        43,000
Computer Associates International Inc. .........        30,000        40,000
Conoco Inc., Cl. A .............................        50,000       150,000
Cooper Industries Inc. .........................        28,000        50,000
Corn Products International Inc ................         7,750        85,000
Crane Co. ......................................        15,000       150,000
Credit Suisse Group ............................         1,000         6,000
Diageo plc, ADR ................................        15,000       120,000
Donaldson, Lufkin & Jenrette Inc. ..............       300,000       300,000
EnergyNorth Inc. ...............................         2,100        12,100
Flowserve Corp. ................................        25,000       130,000
Fuji Soft ABC Inc. .............................         4,500         4,500
Gaylord Entertainment Co., Cl. A ...............        60,000       250,000
Gemstar-TV Guide International Inc. (d) ........        16,432        16,432
GenCorp Inc. ...................................         5,000       260,000
General Chemical Group Inc. ....................         5,100       110,100
General Motors Corp., Cl. H (e) ................       110,882       166,323
Gillette Co. ...................................        10,000        75,000
Granada Compass plc (f) ........................       150,940       150,940
Heinz (H.J.) Co. ...............................         5,000        15,000
Hewlett-Packard Co. ............................        40,000        40,000
Honeywell International Inc. ...................        25,000       125,000
Ingersoll-Rand Co. .............................        47,000        47,000
Irish Life & Permanent plc, Dublin .............        10,000       100,000
ITT Industries Inc. ............................        22,500       142,500
Keebler Foods Co. ..............................        16,000        20,000
Lilly Industries Inc., Cl. A ...................        20,000        20,000
LVMH Moet Hennessy Louis
  Vuitton, ADR (g) .............................        48,400        60,500
Midas Inc. .....................................        15,000        64,167
Molex Inc., Cl. A ..............................         1,000         4,000
Nabisco Group Holdings Corp. ...................        20,000        20,000
Nabisco Holdings Corp., Cl. A ..................        20,000        20,000
National Service Industries Inc ................         5,000       125,000
Newmont Mining Corp. ...........................        12,000        50,000
Nextlink Communications Inc., Cl. A ............         3,000         3,000
Niagara Mohawk Holdings Inc ....................       206,500       206,500
NTL Inc. .......................................         2,000        14,625
Pacific Century CyberWorks Ltd., ADR ...........        34,445        34,445


                                                                 OWNERSHIP AT
                                                                 SEPTEMBER 30,
                                                      SHARES        2000
                                                     --------   -------------


Pactiv Corp. ...................................       50,000        700,000
Park-Ohio Holdings Corp. .......................        5,000         78,715
Paxson Communications Corp., Cl. A .............          700        120,700
Pearson plc ....................................       17,727         82,727
PepsiAmericas Inc. .............................        4,900        150,000
Philips Electronics NV (h) .....................        4,640         16,640
Placer Dome Inc. ...............................        5,000         25,000
Precision Castparts Corp. (i) ..................       14,000         44,000
Republic Services Inc. .........................       10,000         60,000
Rohm & Haas Co. ................................       89,000        204,000
Ryder System Inc. ..............................       10,000         35,000
Shaw Industries Inc. ...........................      325,000        325,000
Six Flags Inc. .................................       10,000         10,000
SJW Corp. ......................................        2,000          2,000
Stanley Electric Co. Ltd. ......................       20,000         20,000
Stilwell Financial Inc. (j) ....................       30,000         30,000
Swire Pacific Ltd., Cl. A ......................       82,000         82,000
SYNAVANT Inc. (k) ..............................        3,500          3,500
Telefonica SA, ADR (l)(m)(n) ...................      100,950        244,950
Telefonica SA, BDR .............................       15,626         15,626
Telesp Celular Participacoes SA, Rights (o)         1,076,054      1,076,054
Telesp Celular Participacoes SA, ADR, Rights            6,680          6,680
Thomas & Betts Corp. ...........................       10,000         50,000
Totalfina Elf, Cl. B ...........................        2,000          4,907
Tribune Co. ....................................      130,000        160,000
UnitedGlobalCom Inc., Cl. A ....................        8,000         35,000
Verizon Communications (p) .....................      300,000        330,000
Waste Management Inc. ..........................      110,000        360,000
Westvaco Corp. .................................       50,000         50,000
Whitman Corp. ..................................       39,000        450,000
Wrigley (Wm.) Jr. Co. ..........................        5,000         75,000
Xerox Corp. ....................................       25,000         40,000

WARRANTS
Aegon NV, expire 02/04/01 ......................       26,000        26,000

NET SALES
COMMON STOCKS
Advantica Restaurant Group Inc. ................      (30,000)        10,108
American Express Co. ...........................      (10,000)       185,000
Amphenol Corp., Cl. A ..........................      (30,500)       129,500
Anglogold Ltd. .................................       (3,500)            --
Anglogold Ltd., ADR ............................      (10,000)            --
Antofagasta Holdings plc .......................     (110,909)            --
Arnoldo Mondadori Editore SpA (i) ..............      (39,700)            --
ArvinMeritor Inc. ..............................       (5,000)        55,000
AT&T Corp. .....................................      (18,506)       319,994
Atlantic Richfield Co. .........................          (20)            --
Bristol-Myers Squibb Co. .......................      (10,000)            --
Cable & Wireless HKT Ltd., ADR .................      (50,000)            --
Central Newspapers Inc., Cl. A .................       (6,000)            --
CheckFree Corp. ................................         (500)         1,000
Coldwater Creek Inc. ...........................       (3,000)        16,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                        QUARTER ENDED SEPTEMBER 30, 2000
                                   (UNAUDITED)
                                                                 OWNERSHIP AT
                                                                 SEPTEMBER 30,
                                                      SHARES        2000
                                                     --------   -------------

NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Delhaize America Inc., Cl. A ..................       (20,000)        50,000
Department 56 Inc. ............................        (5,000)        35,000
Dexter Corp. ..................................       (10,000)        40,000
Dow Jones & Co. Inc. ..........................        (2,000)        11,000
Dynatech Corp. ................................       (15,340)            --
Fairchild Corp., Cl. A ........................        (5,000)       110,000
Ford Motor Co. ................................        (2,000)        10,000
Fujitsu Ltd. ..................................        (5,000)        38,000
Furukawa Electric Co. Ltd. ....................       (17,000)            --
Gerald Stevens Inc. ...........................       (20,000)            --
Givaudan ......................................          (140)            --
Granada Group plc (f) .........................      (200,000)            --
Grupo Televisa SA, GDR ........................       (12,000)       138,000
GTE Corp. (p) .................................      (260,000)            --
Hain Celestial Group Inc. .....................       (44,003)        30,000
Hannaford Bros. Co. ...........................       (20,000)            --
Harcourt General Inc. .........................       (10,000)        80,000
Jafco Co. Ltd. ................................        (4,000)            --
John Hancock Financial Services Inc. ..........       (20,000)            --
Kansas City Southern Industries Inc. (j) ......        (7,500)         7,500
KPN NV (q) ....................................       (23,923)            77
Lamson & Sessions Co. .........................       (26,300)       390,000
Lehman Brothers Holdings Inc. .................        (4,000)        21,000
Liberty Livewire Corp. Cl. A ..................        (2,000)        24,000
Loral Space & Communications Ltd ..............        (5,000)       145,000
Mark IV Industries Inc. .......................      (300,000)            --
Mattel Inc. ...................................       (20,000)        50,000
Morgan (J.P.) & Co. Inc. ......................        (2,000)        12,000
News Corp. Ltd., Pfd., ADR ....................        (1,500)        42,000
Northrop Grumman Corp. ........................        (2,000)        80,000
Pennzoil-Quaker State Co. .....................        (2,000)        78,000
Pepsi Bottling Group Inc. .....................       (80,000)        20,000
PepsiCo Inc. ..................................       (25,000)       330,000
Philips Electronics NV, ADR (h) ...............        (1,200)        38,800
Primark Corp. .................................       (50,000)            --
ReliaStar Financial Corp. .....................       (25,000)            --
Rogers Communications Inc.,
  Cl. B, ADR ..................................       (10,000)       110,345
Rohm Co. Ltd. .................................        (1,000)         1,400
SBC Communications Inc. .......................       (20,000)       120,000
Seat-Pagine Gialle SpA ........................    (1,500,000)            --
Shared Medical Systems Corp. ..................      (140,000)            --
Skandia Forsakrings AB ........................       (38,000)        80,000
SPX Corp. .....................................        (1,000)            --
T. Rowe Price Associates Inc. .................        (2,000)        38,000
Tele Sudeste Celular Participacoes
  SA, ADR (l) .................................       (33,400)            --
Telecomunicacoes de Sao Paulo
  SA (Telesp),  ADR (m) .......................      (167,000)            --

                                                                 OWNERSHIP AT
                                                                 SEPTEMBER 30,
                                                      SHARES        2000
                                                     --------   -------------

Telefonica de Argentina SA,
   Cl. B, ADR (n) .............................        (8,000)            --
Telefonica SA .................................       (26,914)            --
TeleWest Communications plc ...................      (118,999)            --
Tenneco Automotive Inc. .......................       (30,000)       130,000
THK Co. Ltd. ..................................       (13,000)        29,000
Thomas Nelson Inc. ............................        (5,000)        75,000
TransPro Inc. .................................        (5,000)       105,000
TV Guide Inc., Cl. A (d) ......................       (25,000)            --
Tyco International Ltd. .......................      (142,000)        45,000
Tyler Technologies Inc. .......................       (18,000)        70,000
Vastar Resources Inc. .........................        (5,000)            --
Viacom Inc., Cl. A ............................        (5,000)       920,000
Visteon Corp. .................................        (1,571)            --
Vodafone Group plc ............................      (100,000)       623,888
Waddell & Reed Financial Inc.,  Cl. A .........       (15,000)        30,000
Wynn's International Inc. .....................       (60,000)        40,000

PREFERRED STOCKS
News Corp. Ltd., Pfd., ADR ....................        (1,500)        42,000
Telesp Participacoes de Sao
   Paulo SA, Pfd. .............................   (12,045,773)            --

------------------------------------
(a) Spinoff - 0.125 shares of ANC Rental Corp. for every 1 share of AutoNation Inc.
(b)  5% stock dividend
(c)  4 for 1 stock split
(d) Merger - 0.6573 shares of Gemstar-TV Guide International Inc. for every 1 share of TV Guide Inc., Cl. A
(e)  3 for 1 stock split
(f) Merger - 0.7547 shares of Granada Compass plc for every 1 share of Granda Group plc
(g)  5 for 1 stock split
(h)  0.97 for 1 stock split
(i)  2 for 1 stock split
(j) Spinoff - 1 share of new Kansas City Southern Industries Inc. for every 2 shares of Stilwell Financial Inc.
(k)  Spinoff - 1 share of SYNAVANT Inc. for every 2 shares of IMS Health Inc.
(l) Merger - 0.72727 shares of Telefonica SA, ADR for every 1 share of Tele Sudeste Celular Participacoes SA, ADR
(m) Merger - 0.43243 shares of Telefonica SA, ADR for every 1 share of Telecomunicacoes de Sao Paulo SA (Telesp), ADR
(n) Merger - 0.55555 shares of Telefonica SA, ADR for every 1 share of Telefonica de Argentina SA, Cl. B, ADR
(o) Spinoff - 10 shares of Telesp Cellular Participacoes SA for every 1 share of Telesp Celular Participacoes SA, Pfd.
(p)  Merger - 1.22 shares of Verizon Communications for every 1 share of GTE
     Corp.
(q)  0.699% stock dividend

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS -- 97.5%
                  ENTERTAINMENT -- 10.5%
    160,000       Canal Plus, ADR+ ...........................      $  4,791,918
    145,000       Disney (Walt) Co. (c) ......................         5,546,250
    100,000       EMI Group plc, ADR .........................         1,601,221
     25,000       Fox Entertainment Group Inc. ...............           662,500
     75,000       GC Companies Inc.+ .........................           225,000
     16,432       Gemstar-TV Guide International Inc.+ .......         1,432,665
    150,940       Granada Compass plc+ .......................         1,412,633
     24,000       Liberty Livewire Corp., Cl. A+ .............           738,000
  1,550,000       Liberty Media Group, Cl. A+ (d) ............        27,900,000
    145,000       Publishing & Broadcasting Ltd. .............         1,052,251
    195,000       Seagram Co. ................................        11,200,312
     10,000       Six Flags Inc. .............................           155,000
    285,000       Time Warner Inc. ...........................        22,301,250
    600,000       USA Networks Inc.+ .........................        13,162,500
    920,000       Viacom Inc., Cl. A+ ........................        53,820,000
                                                                    ------------
                                                                     146,001,500
                                                                    ------------
                  BROADCASTING -- 9.7%
     50,000       Ackerley Group Inc. ........................           500,000
     17,700       Audiofina ..................................         1,918,005
    336,192       Chris-Craft Industries Inc.+ ...............        27,693,816
    592,897       Chris-Craft Industries Inc., Cl. B+ (a) ....        48,839,890
     16,666       Corus Entertainment Inc., Cl. B+ ...........           473,519
     37,500       Gray Communications Systems Inc. ...........           424,219
    138,000       Grupo Televisa SA, GDR+ ....................         7,960,875
    200,000       Liberty Corp. ..............................         6,925,000
      4,000       Nippon Broadcasting System Inc. ............           222,839
     50,375       NRJ Groupe+ ................................         1,982,568
    120,700       Paxson Communications Corp., Cl. A+ ........         1,388,050
    100,000       Television Broadcasting Ltd. ...............           600,239
    245,009       United Television Inc. .....................        36,016,323
                                                                    ------------
                                                                     134,945,343
                                                                    ------------
                  FINANCIAL SERVICES -- 9.3%
     26,000       Aegon NV ...................................           980,816
      4,100       Allianz AG .................................         1,354,920
    110,000       Allstate Corp. .............................         3,822,500
    185,000       American Express Co. (c) ...................        11,238,750
     30,000       Argonaut Group Inc. ........................           525,000
     90,000       Banco Santander Central Hispano
                    SA, ADR ..................................           984,375
     84,000       Bank of Ireland, Dublin ....................           671,561
     15,000       Bank of Ireland, London ....................           120,120
     56,000       Bank of Scotland ...........................           492,636
    110,000       Bank One Corp. .............................         4,248,750
    300,000       Bankgesellschaft Berlin AG .................         4,182,697
        260       Berkshire Hathaway Inc., Cl. A+ ............        16,744,000
    100,000       Block (H&R) Inc. ...........................         3,706,250



                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------
     50,000       Commerzbank AG, ADR ........................      $  1,482,476
      6,000       Credit Suisse Group ........................         1,121,242
    150,000       Deutsche Bank AG, ADR ......................        12,442,200
    300,000       Donaldson, Lufkin & Jenrette Inc. ..........        26,831,250
     30,000       Dun & Bradstreet Corp. .....................         1,033,125
    110,000       First Union Corp. ..........................         3,540,625
     25,000       Hibernia Corp., Cl. A ......................           306,250
     20,000       Invik & Co. AB, Cl. B ......................         1,856,118
    100,000       Irish Life & Permanent plc, Dublin .........           989,199
     21,000       Lehman Brothers Holdings Inc. ..............         3,102,750
     65,500       Leucadia National Corp. ....................         1,752,125
     60,000       Mellon Financial Corp. .....................         2,782,500
    110,000       Midland Co. ................................         2,915,000
     12,000       Morgan (J.P.) & Co. Inc. ...................         1,960,500
    100,000       Nikko Securities Co. Ltd. ..................           888,395
     50,000       Prudential Corp. plc .......................           682,328
    100,000       RAS SpA ....................................         1,314,814
     60,000       Riggs National Corp. .......................           735,000
     80,000       Skandia Forsakrings AB .....................         1,586,212
     15,000       Societe Generale, Cl. A ....................           838,525
     40,000       State Street Corp. .........................         5,200,000
     30,000       Stilwell Financial Inc.+ ...................         1,305,000
     20,000       SunTrust Banks Inc. ........................           996,250
        510       Swiss Re ...................................           973,710
     38,000       T. Rowe Price Associates Inc. ..............         1,783,625
     50,000       Unitrin Inc. ...............................         1,584,375
     30,000       Waddell & Reed Financial Inc., Cl. A .......           930,000
                                                                    ------------
                                                                     130,005,969
                                                                    ------------
                  TELECOMMUNICATIONS -- 9.1%
      8,132       Aliant Inc. ................................           195,648
      7,500       Allegiance Telecom Inc.+ ...................           279,375
     60,000       ALLTEL Corp. ...............................         3,131,250
      4,000       AT&T Canada Inc., Cl. B+ ...................           122,000
    319,994       AT&T Corp. .................................         9,399,824
    240,000       BCE Inc. ...................................         5,610,000
     33,400       Brasil Telecom
                    Participacoes SA, ADR ....................         1,945,550
     22,000       BroadWing Inc.+ ............................           562,375
  2,893,090       Cable & Wireless Jamaica Ltd. ..............           189,428
     95,000       Cable & Wireless plc .......................         1,355,415
    145,000       Cable & Wireless plc, ADR ..................         6,171,563
     60,000       CenturyTel Inc. ............................         1,635,000
     25,000       Citizens Communications Co. ................           335,938
    255,466       Commonwealth Telephone
                    Enterprises Inc.+ ........................         9,420,309
     20,000       Commonwealth Telephone
                    Enterprises Inc., Cl. B+ .................           805,000
     35,000       Compania de Telecomunicaciones de
                    Chile SA, ADR ............................           608,125

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS (CONTINUED)
                  TELECOMMUNICATIONS (CONTINUED)
         30       DDI Corp. ..................................       $   197,113
    167,000       Embratel Participacoes SA, ADR+ ............         3,089,500
     21,600       HPY Holding - HTF Holding
                    Oyj Abp, Cl. A ...........................           771,755
         32       Japan Telecom Co. Ltd. .....................           923,931
      5,500       KDD Corp. ..................................           392,371
         77       KPN NV .....................................             1,675
      3,000       Nextlink Communications Inc.+ ..............           105,563
     34,445       Pacific Century CyberWorks
                    Ltd., ADR+ ...............................           378,895
    160,000       RCN Corp.+ .................................         3,320,000
      9,655       Rogers Communications Inc., Cl. B+ .........           228,761
    110,345       Rogers Communications Inc.,
                    Cl. B, ADR+ ..............................         2,613,797
    120,000       SBC Communications Inc. ....................         6,000,000
    330,000       Sprint Corp.+ ..............................         9,673,125
    186,554       Tele Norte Leste Participacoes SA, ADR .....         4,267,423
      8,000       Telecom Argentina Stet France Telecom
                    SA, ADR ..................................           173,000
    400,040       Telecom Italia SpA .........................         4,250,187
    124,000       Telecom Italia SpA, ADR ....................        13,020,000
    244,950       Telefonica SA, ADR .........................        14,559,216
     15,626       Telefonica SA, BDR+ ........................           309,136
     36,000       Telefonos de Mexico SA, Cl. L, ADR .........         1,914,750
     12,750       TELUS Corp. ................................           343,191
     52,500       TELUS Corp., ADR ...........................         1,413,138
      4,250       TELUS Corp., Non-Voting ....................           110,442
     27,500       TELUS Corp., Non-Voting, ADR ...............           714,628
    330,000       Verizon Communications (e) .................        15,984,375
                                                                    ------------
                                                                     126,522,772
                                                                    ------------
                  FOOD AND BEVERAGE -- 6.0%
     10,108       Advantica Restaurant Group Inc.+ ...........             6,002
    300,000       Bestfoods Inc. .............................        21,825,000
     18,000       Brau und Brunnen AG+ .......................           470,156
     15,000       Coca-Cola Co. ..............................           826,875
     85,000       Corn Products International Inc. ...........         1,933,750
    120,000       Diageo plc, ADR ............................         4,237,500
    160,000       General Mills Inc. .........................         5,680,000
     30,000       Hain Celestial Group Inc.+ .................         1,053,750
     15,000       Heinz (H.J.) Co. ...........................           555,938
     20,000       Keebler Foods Co.+ .........................           840,000
    130,000       Kellogg Co. ................................         3,144,375
     60,500       LVMH Moet Hennessy Louis
                    Vuitton, ADR .............................           899,938
     20,000       Nabisco Group Holdings Corp. ...............           570,000
     20,000       Nabisco Holdings Corp., Cl. A ..............         1,075,000
    650,000       Parmalat Finanziaria SpA ...................           949,269
     20,000       Pepsi Bottling Group Inc. ..................           601,250


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

    150,000       PepsiAmericas Inc.+ ........................       $   525,000
    330,000       PepsiCo Inc. ...............................        15,180,000
     95,000       Quaker Oats Co. ............................         7,516,875
     60,000       Ralcorp Holdings Inc.+ .....................           847,500
     95,894       Tootsie Roll Industries Inc. ...............         3,763,840
     15,000       Unilever NV, New York ......................           723,750
    450,000       Whitman Corp. ..............................         5,203,125
     75,000       Wrigley (Wm.) Jr. Co. ......................         5,615,625
                                                                    ------------
                                                                      84,044,518
                                                                    ------------
                  WIRELESS COMMUNICATIONS -- 5.8%
     50,000       AT&T Wireless Group+ .......................         1,043,750
     18,000       Nextel Communications Inc., Cl. A+ .........           841,500
     25,000       Rogers Wireless Communications
                    Inc., Cl. B+ .............................           759,375
    220,000       Sprint Corp. (PCS Group)+ ..................         7,713,750
     16,700       Tele Celular Sul Participacoes SA, ADR .....           501,000
     55,666       Tele Centro Oeste Celular Participacoes
                    SA, ADR ..................................           591,451
      3,340       Tele Leste Celular Participacoes
                    SA, ADR ..................................           134,644
      8,350       Tele Nordeste Celular Participacoes
                    SA, ADR ..................................           392,450
      3,340       Tele Norte Celular Participacoes
                    SA, ADR ..................................           133,600
  1,200,000       Telecom Italia Mobile SpA ..................         9,699,622
      8,350       Telemig Celular Participacoes
                    SA, ADR ..................................           442,028
    450,000       Telephone & Data Systems Inc. ..............        49,815,000
     66,800       Telesp Celular Participacoes
                  SA, ADR ....................................         2,200,225
    623,888       Vodafone Group plc .........................         2,329,106
    100,000       Vodafone Group plc, ADR ....................         3,700,000
        455       VoiceStream Wireless Corp.,
                  ADR+ .......................................            52,808
                                                                    ------------
                                                                      80,350,309
                                                                    ------------
                  EQUIPMENT AND SUPPLIES -- 5.8%
    100,000       AMETEK Inc. ................................         2,118,750
    129,500       Amphenol Corp., Cl. A+ .....................         7,373,406
     10,000       Caterpillar Inc. ...........................           337,500
     95,000       CIRCOR International Inc.+ .................           979,687
    107,000       CLARCOR Inc. ...............................         2,086,500
    320,000       Deere & Co. (c) ............................        10,640,000
    255,000       Donaldson Co. Inc. .........................         5,610,000
    130,000       Flowserve Corp. ............................         2,136,875
      6,500       Franklin Electric Co. ......................           448,500
    105,000       Gerber Scientific Inc. .....................           905,625
    298,000       IDEX Corp. .................................         8,325,375
     47,000       Ingersoll-Rand Co. .........................         1,592,125
     52,500       Lufkin Industries Inc. .....................         1,069,688
      1,000       Manitowoc Co. Inc. .........................            19,250
    450,000       Navistar International Corp.+ ..............        13,471,875

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS (CONTINUED)
                  EQUIPMENT AND SUPPLIES (CONTINUED)
     20,000       PACCAR Inc. ................................       $   741,250
     84,500       Sequa Corp., Cl. A+ ........................         3,591,250
     75,000       Sequa Corp., Cl. B+ ........................         4,462,500
    170,000       SPS Technologies Inc.+ .....................         8,245,000
     29,000       THK Co. Ltd. ...............................         1,127,152
    150,000       UCAR International Inc.+ ...................         1,903,125
    250,000       Watts Industries Inc., Cl. A ...............         2,500,000
    100,000       Weir Group plc .............................           294,961
                                                                     -----------
                                                                      79,980,394
                                                                     -----------
                  CONSUMER PRODUCTS -- 5.2%
     70,000       Altadis SA .................................         1,009,936
    540,000       Carter-Wallace Inc. ........................        13,196,250
     43,000       Christian Dior SA ..........................         2,316,500
     45,000       Church & Dwight Co. Inc. ...................           826,875
      1,100       Compagnie Financiere
                    Richemont AG, Cl. A ......................         3,306,160
     35,000       Department 56 Inc.+ ........................           461,562
    250,001       Energizer Holdings Inc.+ ...................         6,125,024
    125,000       Fortune Brands Inc. (f) ....................         3,312,500
    250,000       Gallaher Group plc, ADR ....................         5,812,500
     75,000       Gillette Co. ...............................         2,315,625
    100,000       Harley Davidson Inc. .......................         4,787,500
      1,500       Matsushita Electric Industrial Co.
                    Ltd., ADR ................................           393,937
     50,000       Mattel Inc. ................................           559,375
     25,000       Maytag Corp. ...............................           776,562
     40,000       National Presto Industries Inc. ............         1,197,500
     10,500       Nintendo Co. Ltd. ..........................         1,917,130
     20,000       Philip Morris Companies Inc. ...............           588,750
    625,000       Ralston Purina Group .......................        14,804,687
    325,000       Shaw Industries Inc. .......................         6,012,500
      1,500       Swatch Group AG ............................         2,169,586
     10,425       Syratech Corp.+ ............................            82,097
                                                                     -----------
                                                                      71,972,556
                                                                     -----------
                  PUBLISHING -- 5.1%
     11,000       Dow Jones & Co. Inc. .......................           665,500
     80,000       Harcourt General Inc. ......................         4,720,000
    646,000       Independent News & Media plc,
                    Dublin ...................................         2,365,695
     98,000       McGraw-Hill Companies Inc. .................         6,229,125
    400,000       Media General Inc., Cl. A ..................        17,200,000
    128,000       Meredith Corp. .............................         3,776,000
    115,000       New York Times Co., Cl. A ..................         4,520,938
    145,000       News Corp. Ltd. ............................         2,041,681
      5,000       News Corp. Ltd., ADR .......................           280,313
     82,727       Pearson plc ................................         2,298,240
    400,000       Penton Media Inc. ..........................        11,000,000


                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

     30,000       PRIMEDIA Inc.+ .............................       $   491,250
     27,000       Pulitzer Inc. ..............................         1,159,650
    160,000       Reader's Digest Association Inc., Cl. B ....         5,050,000
     60,000       Schibsted ASA ..............................         1,054,152
    400,000       South China Morning Post Holdings ..........           305,250
     75,000       Thomas Nelson Inc. .........................           614,062
    160,000       Tribune Co. ................................         6,980,000
                                                                     -----------
                                                                      70,751,856
                                                                     -----------
                  ENERGY AND UTILITIES -- 4.6%
     73,400       AGL Resources Inc. .........................         1,472,587
     34,000       Apache Corp. ...............................         2,010,250
    120,000       BP Amoco plc ...............................         1,068,068
    248,800       BP Amoco plc, ADR ..........................        13,186,400
    110,000       Burlington Resources Inc. ..................         4,049,375
    100,000       Columbia Energy Group ......................         7,100,000
    150,000       Conoco Inc., Cl. A .........................         3,918,750
    150,000       Eastern Enterprises ........................         9,571,875
    400,000       El Paso Electric Co.+ ......................         5,508,000
     20,000       Energy East Corp. ..........................           452,500
     12,100       EnergyNorth Inc. ...........................           734,319
    100,000       Florida Progress Corp. .....................         5,293,750
     55,000       Halliburton Co. ............................         2,691,562
     60,000       MCN Energy Group Inc. ......................         1,537,500
    206,500       Niagara Mohawk Holdings Inc. ...............         3,252,375
     30,000       Northeast Utilities ........................           650,625
     78,000       Pennzoil-Quaker State Co.+ .................           819,000
      2,000       SJW Corp. ..................................           237,500
     15,000       St. Joseph Light & Power Co. ...............           289,687
      4,907       Totalfina Elf ..............................           717,924
                                                                     -----------
                                                                      64,562,047
                                                                     -----------
                  CABLE -- 3.2%
    520,000       Cablevision Systems Corp.,
                  Cl. A+ .....................................        34,482,500
     40,000       Comcast Corp., Cl. A .......................         1,627,500
     90,000       Comcast Corp., Cl. A, Special ..............         3,684,375
     14,625       NTL Inc.+ ..................................           677,320
     20,000       Shaw Communications Inc., Cl. B ............           458,584
     80,000       Shaw Communications Inc., Cl. B,
                    Non-Voting+ ..............................         1,815,000
     35,000       UnitedGlobalCom Inc., Cl. A+ ...............         1,050,000
                                                                     -----------
                                                                      43,795,279
                                                                     -----------
                  AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.7%
     55,000       ArvinMeritor Inc. ..........................           807,812
     25,802       Borg-Warner Automotive Inc. ................           854,691
    295,000       Dana Corp. .................................         6,342,500
     75,000       Delphi Automotive Systems Corp.+ (c) .......         1,134,375
     40,000       Federal-Mogul Corp. ........................           217,500
    260,000       GenCorp Inc. ...............................         2,112,500
    270,000       Genuine Parts Co. ..........................         5,146,875

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS (CONTINUED)
                  AUTOMOTIVE: PARTS AND ACCESSORIES (CONTINUED)
    117,000       Johnson Controls Inc. ......................       $ 6,222,937
     64,167       Midas Inc. .................................           898,338
    330,000       Modine Manufacturing Co. ...................         9,296,719
     80,000       Scheib (Earl) Inc.+ ........................           260,000
    163,000       Standard Motor Products Inc. ...............         1,304,000
     70,000       Superior Industries International Inc. .....         2,100,000
    130,000       Tenneco Automotive Inc. ....................           674,375
    105,000       TransPro Inc. ..............................           367,500
                                                                     -----------
                                                                      37,740,122
                                                                     -----------
                  DIVERSIFIED INDUSTRIAL -- 2.6%
    195,000       Ampco-Pittsburgh Corp. .....................         1,998,750
     50,000       Cooper Industries Inc. .....................         1,762,500
    150,000       Crane Co. ..................................         3,431,250
    102,000       GATX Corp. .................................         4,271,250
    150,000       GenTek Inc. ................................         2,287,500
    125,000       Honeywell Inc. .............................         4,453,125
    142,500       ITT Industries Inc.+ .......................         4,622,344
    390,000       Lamson & Sessions Co.+ .....................         4,631,250
    125,000       National Service Industries Inc. ...........         2,445,312
     78,715       Park-Ohio Holdings Corp.+ ..................           619,881
     82,000       Swire Pacific Ltd., Cl. A ..................           511,127
     75,000       Thomas Industries Inc. .....................         1,518,750
     27,000       TI Group plc ...............................           143,710
     50,000       Trinity Industries Inc. ....................         1,168,750
     45,000       Tyco International Ltd. ....................         2,334,375
                                                                     -----------
                                                                      36,199,874
                                                                     -----------
                  HEALTH CARE -- 2.2%
     40,000       American Home Products Corp. ...............         2,262,500
     60,000       Amgen Inc.+ ................................         4,189,688
     10,000       AstraZeneca plc, London ....................           523,980
     35,146       AstraZeneca plc, Stockholm .................         1,842,491
     10,000       Aventis SA .................................           750,062
     26,000       Biogen Inc.+ ...............................         1,586,000
     50,000       Glaxo Wellcome plc .........................         1,513,984
      4,000       Glaxo Wellcome plc, ADR ....................           241,750
     40,294       Life Technologies Inc. .....................         2,740,395
      1,150       Novartis AG ................................         1,763,151
    108,000       Novartis AG, Registered ....................         4,178,250
     45,000       Pfizer Inc. ................................         2,022,188
        140       Roche Holding AG ...........................         1,231,168
     20,000       Sanofi Synthelabo SA .......................         1,074,794
     55,000       SmithKline Beecham plc .....................           753,407
     14,000       Takeda Chemical Industries Ltd. ............           925,042
     70,000       Wesley Jessen VisionCare Inc.+ .............         2,690,625
                                                                     -----------
                                                                      30,289,475
                                                                     -----------

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  HOTELS AND GAMING -- 1.9%
    120,000       Aztar Corp.+ ...............................       $ 1,845,000
     90,000       Boca Resorts Inc., Cl. A+ ..................           984,375
    250,000       Gaylord Entertainment Co. ..................         5,968,750
      5,000       GTECH Holdings Corp.+ ......................            82,813
  1,045,000       Hilton Group plc ...........................         2,997,363
    700,000       Hilton Hotels Corp. ........................         8,093,750
      5,000       MGM Grand Inc. .............................           190,938
    430,000       Park Place Entertainment Corp.+ ............         6,503,750
                                                                     -----------
                                                                      26,666,739
                                                                     -----------
                  PAPER AND FOREST PRODUCTS -- 1.8%
    260,000       Greif Bros. Corp., Cl. A ...................         8,645,000
      3,400       Greif Bros. Corp., Cl. B ...................           104,550
    700,000       Pactiv Corp.+ ..............................         7,831,250
    253,000       St. Joe Co. ................................         7,020,750
     50,000       Westvaco Corp. .............................         1,334,375
                                                                     -----------
                                                                      24,935,925
                                                                     -----------
                  SPECIALTY CHEMICALS -- 1.5%
      5,400       Ciba Specialty Chemicals, ADR+ (b) .........           159,560
     40,000       Dexter Corp. ...............................         2,833,752
     10,000       du Pont de Nemours (E.I.) & Co. ............           414,375
    315,000       Ferro Corp. ................................         6,004,688
     10,000       Fuller (H.B.) Co. ..........................           287,500
    110,100       General Chemical Group Inc. ................           103,219
     20,000       Lilly Industries Inc., Cl. A ...............           590,000
    210,000       Omnova Solutions Inc. ......................         1,168,125
    204,000       Rohm & Haas Co. ............................         5,928,750
    105,000       Sybron Chemicals Inc.+ .....................         3,642,188
                                                                     -----------
                                                                      21,132,157
                                                                     -----------
                  RETAIL -- 1.4%
    200,000       Albertson's Inc. ...........................         4,200,000
    400,000       AutoNation Inc.+ ...........................         2,400,000
     16,000       Coldwater Creek Inc.+ ......................           432,000
     50,000       Delhaize America Inc., Cl. A ...............           871,875
    100,000       Lillian Vernon Corp. .......................           975,000
    350,000       Neiman Marcus Group Inc., Cl. B+ ...........        10,018,750
                                                                     -----------
                                                                      18,897,625
                                                                     -----------
                  COMMUNICATIONS EQUIPMENT -- 0.9%
     68,000       Acterna Corp.+ .............................         2,065,500
    290,000       Allen Telecom Inc.+ ........................         4,911,875
     40,000       Lucent Technologies Inc. ...................         1,222,500
     24,000       Motorola Inc. ..............................           678,000
     22,000       Nokia Corp., Cl. A, ADR ....................           875,875
     44,000       Scientific-Atlanta Inc. ....................         2,799,500
                                                                     -----------
                                                                      12,553,250
                                                                     -----------

                         THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS (CONTINUED)
                  REAL ESTATE -- 0.8%
    450,000       Catellus Development Corp.+ ................       $ 7,875,000
     75,000       Cheung Kong (Holdings) Ltd. ................           906,611
     44,000       Florida East Coast Industries Inc. .........         1,804,000
     55,000       Griffin Land & Nurseries Inc.+ .............           694,375
      4,753       HomeFed Corp.+ .............................             2,852
                                                                     -----------
                                                                      11,282,838
                                                                     -----------
                  AEROSPACE -- 0.8%
    100,000       BAE Systems plc ............................           539,652
    100,000       Lockheed Martin Corp. ......................         3,296,000
     80,000       Northrop Grumman Corp. .....................         7,270,000
                                                                     -----------
                                                                      11,105,652
                                                                     -----------
                  SATELLITE -- 0.8%
    166,323       General Motors Corp., Cl. H+ ...............         6,183,889
    340,000       Liberty Satellite &
                    Technology Inc., Cl. A+ ..................         3,612,500
    145,000       Loral Space & Communications Ltd.+ .........           888,125
                                                                     -----------
                                                                      10,684,514
                                                                     -----------
                  AUTOMOTIVE -- 0.8%
     10,000       Ford Motor Co. .............................           253,125
    157,942       General Motors Corp. .......................        10,266,230
                                                                     -----------
                                                                      10,519,355
                                                                     -----------
                  BUSINESS SERVICES -- 0.8%
     60,000       ANC Rental Corp.+ ..........................           345,000
    100,000       Cendant Corp.+ .............................         1,087,500
      1,000       CheckFree Corp.+ ...........................            41,891
     70,000       IMS Health Inc. ............................         1,452,500
    100,000       Landauer Inc. ..............................         1,885,000
     58,500       Nashua Corp.+ ..............................           493,594
     10,833       Reuters Holdings plc, ADR ..................         1,217,358
     13,000       Secom Co. Ltd. .............................         1,045,438
    250,000       Securicor Group plc ........................           514,703
      3,500       SYNAVANT Inc.+ .............................            23,406
     30,900       Vivendi ....................................         2,295,877
                                                                     -----------
                                                                      10,402,267
                                                                     -----------
                  ELECTRONICS -- 0.7%
     38,000       Fujitsu Ltd. ...............................           882,658
      3,000       Hitachi Ltd., ADR ..........................           342,750
      4,000       Molex Inc., Cl. A ..........................           165,750
      1,500       NEC Corp., ADR .............................           167,062
     16,640       Philips Electronics NV .....................           716,117
     38,800       Philips Electronics NV, ADR ................         1,649,000
      1,400       Rohm Co. Ltd. ..............................           383,620
     16,000       Sony Corp. .................................         1,622,802
     32,000       Sony Corp., ADR ............................         3,230,000
     20,000       Stanley Electric Co. Ltd. ..................           242,088




                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------


     50,000       Thomas & Betts Corp. .......................       $   871,875
                                                                     -----------
                                                                      10,273,722
                                                                     -----------
                  CONSUMER SERVICES -- 0.5%
     40,000       Loewen Group Inc. ..........................            11,200
    510,000       Rollins Inc. ...............................         7,554,375
                                                                     -----------
                                                                       7,565,575
                                                                     -----------
                  AVIATION: PARTS AND SERVICES -- 0.5%
    100,000       Curtiss-Wright Corp. .......................         4,718,750
    110,000       Fairchild Corp., Cl. A+ ....................           701,250
    145,000       Hi-Shear Industries Inc. ...................           253,750
     44,000       Precision Castparts Corp. ..................         1,688,500
                                                                     -----------
                                                                       7,362,250
                                                                     -----------
                  AGRICULTURE -- 0.5%
    829,500       Archer-Daniels-Midland Co. (g) .............         7,154,437
      5,000       Delta & Pine Land Co. ......................           128,437
                                                                     -----------
                                                                       7,282,874
                                                                     -----------
                  ENVIRONMENTAL SERVICES -- 0.5%
     60,000       Republic Services Inc.+ ....................           787,500
    360,000       Waste Management Inc. ......................         6,277,500
                                                                     -----------
                                                                       7,065,000
                                                                     -----------
                  BUILDING AND CONSTRUCTION -- 0.4%
     90,000       CRH plc ....................................         1,432,706
     32,222       Huttig Building Products Inc.+ .............           144,999
     15,000       Martin Marietta Materials Inc. .............           574,200
    150,000       Nortek Inc.+ ...............................         2,625,000
      5,000       Nortek Inc., Special Common+ (a) ...........            87,500
                                                                     -----------
                                                                       4,864,405
                                                                     -----------
                  COMPUTER HARDWARE-- 0.3%
     40,000       Hewlett-Packard Co. ........................         3,880,000
     40,000       Xerox Corp. ................................           602,500
                                                                     -----------
                                                                       4,482,500
                                                                     -----------
                  CLOSED END FUNDS -- 0.3%
     59,000       Central European Equity
                  Fund Inc. ..................................           752,250
     70,000       Dresdner RCM Europe Fund Inc. ..............         1,073,100
     25,000       France Growth Fund Inc. ....................           315,625
     40,250       Italy Fund Inc. ............................           696,828
     68,000       New Germany Fund Inc. ......................           833,000
     45,942       Royce Value Trust Inc. .....................           663,288
                                                                     -----------
                                                                       4,334,091
                                                                     -----------
                  TRANSPORTATION -- 0.2%
     73,000       AMR Corp.+ .................................         2,386,188
      7,500       Kansas City Southern
                  Industries Inc. ............................            65,156
     31,273       MIF Ltd.+ ..................................           318,642
     35,000       Ryder System Inc. ..........................           645,313
                                                                     -----------
                                                                       3,415,299
                                                                     -----------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)



                                                                       MARKET
    SHARES                                                             VALUE
    ------                                                             ------

                  COMMON STOCKS (CONTINUED)
                  COMPUTER SOFTWARE AND SERVICES -- 0.2%
     10,000       Capcom Co. Ltd. ............................    $      387,748
     40,000       Computer Associates International Inc. .....         1,007,500
      4,500       FujiSoft ABC Inc. ..........................           308,579
     25,000       Genuity Inc.+ ..............................           163,281
      3,300       Obic Co. Ltd. ..............................         1,175,736
     70,000       Tyler Technologies Inc. ....................           140,000
                                                                  --------------
                                                                       3,182,844
                                                                  --------------
                  METALS AND MINING -- 0.1%
     72,500       Harmony Gold Mining Co. Ltd. ...............           368,472
     12,500       Harmony Gold Mining Co. Ltd., ADR ..........            64,063
     50,000       Newmont Mining Corp. .......................           850,000
     25,000       Placer Dome Inc. ...........................           235,938
                                                                  --------------
                                                                       1,518,473
                                                                  --------------
                  EDUCATIONAL SERVICES -- 0.0%
     10,000       Benesse Corp. ..............................           601,518
                                                                  --------------
                  TOTAL COMMON STOCKS ........................     1,357,290,887
                                                                  --------------

                  PREFERRED STOCKS -- 0.3%
                  PUBLISHING -- 0.1%
     42,000       News Corp. Ltd., Pfd., ADR .................         1,968,750
                                                                  --------------
                  BROADCASTING -- 0.1%
     10,000       ProSieben Media AG, Pfd. ...................         1,145,388
                                                                  --------------
                  TELECOMMUNICATIONS -- 0.1%
     15,000       Citizens Communications Co.,
                    5.00% Cv. Pfd. ...........................           813,750
                                                                  --------------
                  WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547       Telesp Celular Participacoes SA, Pfd.+ .....           141,143
                                                                  --------------
                  TOTAL PREFERRED STOCKS .....................         4,069,031
                                                                  --------------
  PRINCIPAL
   AMOUNT
  ---------
                  CORPORATE BONDS -- 0.2%
                  AVIATION: PARTS AND SERVICES -- 0.1%
 $  941,000       Kaman Corp.,
                    Sub. Deb. Cv.
                    6.00%, 03/15/12 ..........................           821,023
                                                                  --------------
                  AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  1,500,000       Standard Motor Products Inc.,
                    Sub. Deb. Cv.
                    6.75%, 07/15/09 ..........................           772,500
                                                                  --------------


 PRINCIPAL                                                            MARKET
  AMOUNT                                                              VALUE
-----------                                                           ------
                  PUBLISHING -- 0.0%
 $  200,000       News America Holdings Inc.,
                    Sub. Deb. Cv.
                    Zero Coupon, 03/31/02 ....................    $      481,250
                                                                  --------------
                  HOTELS AND GAMING -- 0.0%
    200,000       Hilton Hotels Corp.,
                    Sub. Deb. Cv.
                    5.00%, 05/15/06 ..........................           168,750
                                                                  --------------
                  CONSUMER PRODUCTS -- 0.0%
   1,000,000      Pillowtex Corp., Sub. Deb. Cv.
                    6.00%, 03/15/12 ..........................            90,000
                                                                  --------------
                  TOTAL CORPORATE BONDS ......................         2,333,523
                                                                  --------------
    SHARES
    -------
                  RIGHTS -- 0.0%
                  TELECOMMUNICATIONS -- 0.0%
  1,076,054       Telesp Celular Participacoes SA ............                 6
      6,680       Telesp Celular Participacoes SA, ADR .......                 0
                                                                  --------------
                                                                               6
                                                                  --------------
                  TOTAL RIGHTS ...............................                 6
                                                                  --------------

                  WARRANTS -- 0.0%
                  FINANCIAL SERVICES -- 0.0%
     26,000       Aegon NV, expire 02/04/01+ .................             5,850
                                                                  --------------
                  FOOD AND BEVERAGE -- 0.0%
     62,463       Advantica Restaurant Group Inc.,
                    expire 01/07/05+ .........................             5,856
                                                                  --------------
                  TOTAL WARRANTS .............................            11,706
                                                                  --------------
  PRINCIPAL
   AMOUNT
  ---------
                  U.S. GOVERNMENT OBLIGATIONS-- 0.4%
$ 6,500,000       U.S. Treasury Bill,
                    6.13%++, due 10/12/00 (c) ................         6,487,076
                                                                  --------------

                  REPURCHASE AGREEMENTS -- 2.0%
 27,784,000       State Street Bank & Trust Co.,
                    6.46%, dated 09/29/00,
                    due 10/02/00, proceeds at
                    maturity $27,798,957 (h) .................        27,784,000
                                                                  --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2000 (UNAUDITED)



                                                                      MARKET
                                                                      VALUE
                                                                      ------

  TOTAL INVESTMENTS -- 100.4%
    (Cost $863,784,089) ......................................   $1,397,976,229

  OTHER ASSETS, LIABILITIES AND
    LIQUIDATION VALUE OF CUMULATIVE
    PREFERRED STOCK -- (10.1)% ...............................     (140,229,605)

  NET ASSETS -- COMMON STOCK -- 90.3%
    (107,376,617 common shares outstanding) ..................    1,257,746,624
                                                                 --------------

  NET ASSETS -- PREFERRED STOCK -- 9.7%
    (5,374,900 preferred shares outstanding) .................      134,372,500
                                                                 --------------

  TOTAL NET ASSETS -- 100.0% .................................   $1,392,119,124
                                                                 ==============

  NET ASSET VALUE PER COMMON SHARE
    ($1,257,746,624 [DIVIDE] 107,376,617 shares outstanding)             $11.71
                                                                         ======


  PRINCIPAL                                   SETTLEMENT             UNREALIZED
   AMOUNT                                       DATE                APPRECIATION
  ---------                                   ----------            ------------

  FORWARD FOREIGN EXCHANGE CONTRACTS
  6,627,720 (i)   Deliver Hong Kong Dollars
                    in exchange for
                    USD 851,213 ............   08/03/01                  $2,786
                                                                         ======
 NUMBER OF
 CONTRACTS
 ----------
  FUTURES CONTRACTS -- SHORT POSITION
    310           S&P 500 Index Futures
                    12/15/00 .................................       $3,805,250
                                                                     ==========

--------------------
        For Federal tax purposes:
          Aggregate cost .....................................     $863,784,089
                                                                 ==============
          Gross unrealized appreciation ......................     $598,136,715
          Gross unrealized depreciation ......................      (63,944,575)
                                                                 --------------
          Net unrealized appreciation ........................     $534,192,140
                                                                 ==============

--------------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the market value of Rule 144A securities amounted to $168,535 or 0.0% of total net assets.
(c)   Security was pledged as collateral for futures contracts.
(d) At September 30, 2000, 1,520,000 shares were pledged as collateral for futures contracts.
(e) At September 30, 2000, 317,200 shares were pledged as collateral for futures contracts.
(f) At September 30, 2000, 115,000 shares were pledged as collateral for futures contracts.
(g) At September 30, 2000, 735,000 shares were pledged as collateral for futures contracts.
(h) Collateralized by U.S. Treasury Bond, 8.50%, due 02/15/20, market value $28,350,631.
(i)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt
BDR - Brazilian Depositary Receipt
USD - United States Dollars
GDR - Global Depositary Receipt

                                         % of
                                         Market                Market
                                         Value                 Value
                                         ------                ------

  GEOGRAPHIC DIVERSIFICATION
       United States ................     82.1%           $1,147,404,698
       Europe .......................     11.8               165,219,303
       Asia/Pacific Rim .............      2.1                29,345,525
       Latin America ................      1.9                27,019,572
       Canada .......................      1.9                26,305,534
       South Africa .................      0.2                 2,681,597
                                        --------          --------------
       Total Investments ............    100.0%           $1,397,976,229
                                        --------          ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                            Common    7.25% Preferred
                            ------    ---------------
NYSE-Symbol:                 GAB          GAB Pr
Shares Outstanding:      107,376,617     5,374,900

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM



                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2000

                                                                     GBFCM 09/00